UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004

                   Sunrise Real Estate Development Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Texas
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                 (State of other jurisdiction of incorporation)


       000-32585                                         75-2513701
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(Commission File Number)                       (IRS Employer Identification No.)


                      Suite 1502, No. 333 Zhaojiabang Road
                       Shanghai, Peoples Republic of China
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          (Address of Principal Executive Officers)     (Zip Code)




   Registrant's telephone number, including area code:   86 21 6422 0505
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.

         On November 23, 2004, Lo, Yi-Yun resigned as a member of Sunrise's Board of Directors. Miss Lo remains the principal financial officer of Sunrise.

         Also on November 23, 2004, the Board of Directors elected to the Board four new Directors: Miss Chang Shu-Ching, Mr. Fu Xuan-Jie, Mr. Chen Ren and Mr. Li Xiao-Gang.

         Miss Chang Shu-Ching, age 34, is a famous Taiwanese actress. She has been involved in the entertainment and performing arts for over 10 years. She has acted in TV series and modeled for consumer product television commercials.

         Mr Fu Xuan-Jie, age 54, is an attorney and currently a practices law in his co-founded firm, Fu Xuan-Jie & Asscociates Law Office. Prior to establishing his own law firm, Mr. Fu was associated with several other law offices. Mr Fu specializes in corporate and international law, especially in the areas of international compensation and financial legality cases. Among some of the clientele that Mr. Fu serves are Coca-Cola, Banque Endosuez, AT&T, L'Oreal.

         Mr. Chen Ren, age 57, is Chairman and General Manager of Shanghai Real Estate Group of Companies. He has been involved in the Shanghai real property market for the past 15 years. Among some of the companies that he has been associated with are: Shanghai She-ye Property Ltd, Shanghai Rui Nan Property Limited, the General Manager of Shanghai Gong Zhi Jing Center and Shanghai An Ju Property Development Center.

         Mr. Li Xiao-Gang graduated from Shanghai Finance and Economics University in 1984, and joined the Shanghai Academy of Social and Science. In 1992, he was the deputy director of the Economics Law Consultation Center of the Shanghai Academy. In 2000, he was the Director of the Foreign Investment Research Center of the Academy. From 1992 to the present, Mr. Li served as a Director cum Deputy Secretary-General of the Shanghai Consultation Association.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Sunrise Real Estate Development Group, Inc.
                                  (Registrant)


      Date:  November 30, 2004          By: /s/  Lin,Chi-Jung
                                           -------------------------------------
                                           Lin, Chi-Jung
                                           President and Chief Executive Officer